                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                           Current Report Pursuant to Section 13 or 15(d) of
                                                  The Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): December 10, 2001 (December 6, 2001)

                                                       Capital Properties, Inc.
                                         ----------------------------------------------------
                                        (Exact name of registrant as specified in its charter)

                                                    Rhode Island 0-3960 05-0386287
                                  ------------------------------ ---------------- -------------------
                                    (State or other jurisdiction (Commission File (I.R.S. Employer of incorporation) Number) Identification No.)

                                         100 Dexter Road, East Providence, Rhode Island 02914
                                  ------------------------------------------------ -----------------
                                          Address of principal executive offices) (Zip Code)

                                                            (401) 435-7171
                                         (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         Capital  Properties,  Inc. (AMEX Symbol "CPI")  announces that it filed Articles of Amendment to the Articles of Incorporation
("Amendment")  with the  Secretary  of State of the State of Rhode  Island  effective  December  6, 2001.  A copy of the  Amendment  is attached hereto as Exhibit 3.1 1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

3.1      Articles of Amendment to the Articles of Incorporation of Capital
                  Properties, Inc.

                                                              SIGNATURES

Pursuant to the  requirement  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       Capital Properties, Inc.
                                                                       ------------------------
                                                                       (Registrant)

Date: December 10, 2001                                           By:

                                                                       /s/ Stephen J. Carlotti
                                                                       -------------------------
                                                                           Stephen J. Carlotti,
                                                                                Secretary

Filing Fee: $50.00                                                     ID Number: 5333

                                           STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                                                   Office of the Secretary of State
                                                         Corporations Division
                                                         100 North Main Street
                                                  Providence, Rhode Island 02903-1335

                                                         BUSINESS CORPORATION
                                                         ---------------------

                                                     ARTICLES OF AMENDMENT TO THE
                                                       ARTICLES OF INCORPORATION
                                                  (To Be Filed in Duplicate Original)

Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.    The name of the corporation is:  Capital Properties, Inc.

2.    The shareholders of the corporation (or, where no shares have been issued, the board of directors of the corporation) on
      October 31, 2001, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation: See Exhibit A attached hereto.

3.    The number of shares of the corporation outstanding at the time of such adoption was 3,000,000; and the number of shares entitled to vote thereon was 3,000,000.

4.    The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:  (If inapplicable, insert "none.")

                  Class                                       Number of Shares
                  -----                                       ----------------

            Common Stock                                          3,000,000

5.    The number of shares voted for such amendment was 1,569,738; and the number of shares voted against such amendment was: Not
                                                                                                                              ----
      Applicable
      ----------

6.    The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:  (If inapplicable, insert "none".)

                                                                        Number of Shares Voted___
                                                                  -------------------------------
            Class                                                      For              Against
            -----                                                      ---              -------
            None

7.    The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:  (If no change, so state)

      Stated in Amendment

8.    The manner in which such amendment effects a change in the amount of stated capital, and the amount (expressed in dollars) of stated capital as changed by such amendment, are as follows: (If no change, so state)

      Prior to filing this Amendment, the stated capital of the undersigned corporation was $3,000,000.  Upon the effectiveness of this Amendment, the stated capital of the undersigned corporation will be $73,000.

9.    As required by Section 7-1.1-57 of the General Laws, the corporation has paid all fees and franchise taxes.

10.   Date when amendment is to become effective:  December 6, 2001.

Date: December 6, 2001                                                 Capital Properties, Inc.
                                                                   ---------------------------------------
                                                                       Print Corporate Name

                                                                  By: s/ Ronald P. Chrzanowski
                                                                      ------------------------
                                                                       Ronald P. Chrzanowski

                                                                  By: s/ Stephen J. Carlotti______
                                                                       ---------------------------
                                                                       Stephen J. Carlotti

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

            In Providence, on this 4th day of December, 2001 personally appeared before me Ronald P. Chrzanowski who, being by me first duly sworn, declared that he is the President of the corporation and that he signed the foregoing document as such officer of the corporation, and that the statements herein contained are true.

                                                        s/ Sandra E. Holloway_______                                       Notary
                                                        ---------------------
Public: Sandra E. Holloway
                                                        My Commission Expires: October 7, 2005

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

            In Providence, on this 6th day of December, 2001 personally appeared before me Stephen J. Carlotti who, being by me first duly sworn, declared that he is the Secretary of the corporation and that he signed the foregoing document as such officer of the corporation, and that the statements herein contained are true.

                                                        s/ Sandra E. Holloway_______
                                                        ---------------------
                                                        Notary Public: Sandra E. Holloway
                           My Commission Expires: October 7, 2005

                                                               EXHIBIT A
                                                               ---------

                                                         ARTICLES OF AMENDMENT

                                                                TO THE

                                                       ARTICLES OF INCORPORATION

                                                                  OF
                                                       CAPITAL PROPERTIES, INC.
THIRD:            The specific purpose or purposes which the Corporation is authorized to pursue are:
                  (a)      Purposes and Powers.  The purpose or purposes  which the  Corporation  is  authorized  to pursue are to buy,
                           -------------------
         sell, hold and otherwise deal in the shares of stock and other  securities of any other  corporation or  corporations,  and to conduct any and all lawful business for which  corporations  may be incorporated  under the Rhode Island Business  Corporation
         Act (as  amended or  supplemented  from time to time,  the  "RIBCA").  The  foregoing  purposes  shall be in no way limited or restricted  by  reference  to,  or  inference  from,  the  terms of any  other  provision  of the  Corporation's  Articles  of
         Incorporation  (as  amended,  restated  or  supplemented  from time to time,  the  "Charter"),  and each shall be  regarded as independent.  The foregoing  purposes are also to be construed as powers of the  Corporation,  and shall be in addition to and not in limitation of the general powers of corporations under the laws of the State of Rhode Island.
                  (b)      Real Estate  Investment  Trust.  Without  limiting the  generality  of the foregoing  purpose,  business and
                           ------------------------------
         objects,  at such time or times as the Board of  Directors  of the  Corporation  determines  that it is in the interest of the
         Corporation and its  shareholders  that the Corporation  engage in the business of, and conduct its business and affairs so as to qualify as, a real estate  investment  trust (as that phrase is defined under  Section 856 of the Internal  Revenue Code of
         1986,  as amended (the  "Code"),  and all  references  to any  provision of such Code shall be deemed to be  references to any amendment,  modification  or successor  provision  thereof),  the purpose of the  Corporation  shall  include  engaging in the business of a real estate  investment  trust ("REIT").  This reference to such purpose shall not make unlawful or unauthorized any otherwise lawful act or activity that the Corporation may take that is inconsistent with such purpose.
FOURTH:           The aggregate number of shares which the Corporation has authority to issue is:
         I.       Authorized Stock
                  (a)      The total number of shares of stock of all classes of stock that the  Corporation  shall have the  authority to issue is Seven Million  Three Hundred  Thousand  (7,300,000).  The classes and aggregate  number of shares of stock and par value of each class which the Corporation  shall have authority to issue are as follows:  (1) Six Million  (6,000,000)  shares of Class A Common Stock,  $0.01 par value per share ("Class A Common Stock");  (2) Three Hundred Thousand  (300,000) shares of
         Class B Common  Stock,  $0.01 par value per share ("Class B Common  Stock" and,  together  with the Class A Common Stock,  the
         "Common Stock");  and (c) One Million  (1,000,000)  shares of excess Common Stock, $0.01 par value per share ("Excess Stock").
         To the  extent  permitted  by Rhode  Island  law,  the Board of  Directors,  without  any  action by the  shareholders  of the
         Corporation,  may amend the Charter from time to time to increase or decrease the  aggregate  number of shares of Common Stock or the number of shares of Common Stock of any class or series that the Corporation has authority to issue.
                  (b)      If the Board of Directors  authorizes the creation of any class of equity interests other than Common Stock, and such class of equity  interests will not be  "publicly-offered  securities" (as defined in Section  2510.3-101 of the U.S.
         Department of Labor  Regulations  (as in existence on the date hereof and as amended,  modified or supplanted  hereafter,  the
         "DOL  Regulations"),  the Board of Directors  will limit the equity  participation  in such class by "benefit plan  investors"
         (which means any employee  benefit plan as defined in section 3(3) of the Employees  Retirement  Income  Security Act of 1974,
         as amended, or any plan described in section 4975(c) of the Code), so that their  participation will not become  "significant"
         (as defined in the DOL Regulations).
         II.      Ranking, Dividends, Rights on Liquidation and Voting
                  (a)      Ranking.  Notwithstanding  anything to the contrary contained in this Charter, except as may be specifically
                           -------
         provided for herein, the Class A Common Stock and the Class B Common Stock are to be pari passu in all respects.
                  (b)      Dividend  Rights.  The holders of shares of Common Stock shall be entitled to receive such  dividends as may
                           ----------------
         be authorized by the Board of Directors out of assets legally available therefor.
                  (c)      Rights Upon  Liquidation or Merger.  In the event of any voluntary or involuntary  liquidation,  dissolution
                           ----------------------------------
         or winding up of, or any  distribution  of the assets of, the  Corporation,  each  holder of shares of Common  Stock  shall be entitled to receive,  ratably with each other holder of shares of Common Stock or Excess Stock  resulting  from the conversion of Common Stock,  that portion of the assets of the Corporation  available for distribution to the holders of its Common Stock and Excess Stock as the number of shares of Common Stock  and/or  Excess Stock held by such holders  bears to the total number of shares of Common Stock and Excess Stock then  outstanding.  In the event of a merger or  consolidation  of the  Corporation with or into any other  Person,  the Board of  Directors  may in its  discretion,  immediately  prior to the  closing  of such transaction,  (i) redeem any outstanding  Excess Stock in accordance with the provisions of Article SIXTH,  Section II(e)(vii)
         hereof (except such provisions  limiting the time in which the Corporation may exercise its redemption  rights),  (ii) convert such  shares of Excess  Stock  into  shares  of Class A Common  Stock or Class B Common  Stock  (as  applicable),  (iii)  make appropriate  arrangements  for the  surviving  entity in any such  transaction  to create a like class of shares to be held in trust in  substantially  the same manner as the Excess Stock to exchange for such Excess  Stock in such  transaction,  or (iv)
         make such other arrangements with respect to the Excess Stock as the Board of Directors deems appropriate.
                  (d)      Voting  Rights.  Except as  specifically  set forth below,  or as otherwise  required by law, the holders of
                           --------------
         Class A Common Stock and the holders of Class B Common  Stock shall vote  together  (or render  written  consents in lieu of a vote) as a single  class on all matters  submitted to the  shareholders  of the  Corporation.  The holders of shares of Common
         Stock shall be entitled to vote on all matters  submitted  to the holders of Common  Stock for a vote,  at all meetings of the shareholders,  and each holder of shares of Common  Stock shall be entitled to one vote for each share of Common Stock held by such shareholder.
                  (e)      Conversion.  Shares of Common Stock shall  automatically and without further action be converted into shares
                           ----------
         of Excess Stock,  and shares of Excess Stock shall be converted  into shares of Common  Stock,  at the times and in the manner provided in Article SIXTH,  Section II(e) hereof.  Such conversions shall not require the tender,  cancellation or issuance of any certificate representing such shares of Excess Stock or Common Stock
         III.     Class A Common Stock
                  (a)      Automatic  Conversion.  Each share of common  stock,  par value of $1.00,  of the  Corporation  ("Old Common
                           ---------------------
         Stock") authorized  immediately prior to the Amendment Effective Date (as hereinafter defined) shall automatically and without any further action on the part of the  Corporation  or the holders  thereof be  reclassified  as Class A Common Stock and from and after the Amendment Effective Date, each holder of Old Common Stock shall be a holder of Class A Common Stock.
                  (b)      Class A  Directors.  Effective  fifteen (15) days  following  the date that the  Corporation  makes a public
                           ------------------
         announcement  or other  notice to the  shareholders  that the Board of Directors  of the  Corporation  has passed a resolution electing  to be taxed as a REIT (the  date of such  announcement  or notice  being  referred  to herein as the "REIT  Election
         Date"),  the holders of the Class A Common Stock,  voting as a separate class, shall be entitled to elect one-third (?) of the membership of the Board of  Directors,  or if the  membership of the Board of Directors is not evenly  divisible by three (3), the number of members equal to the whole numbers  resulting  from dividing the total  authorized  number of Directors by three
         (3) and rounding  the result up to the nearest  whole number (the "Class A  Directors").  At any annual or special  meeting of the Corporation  held for the purpose of electing  Directors,  the presence in person or by proxy of the holders of a majority of the then  outstanding  shares of Class A Common Stock shall  constitute a quorum for the election of the Class A Directors.
         The  holders  of at least a majority  of the then  outstanding  shares of Class A Common  Stock  (voting as a separate  class)
         present in person or by proxy at any meeting relating to the election of Directors  (calculated  after the  determination of a quorum) shall then be entitled to elect the Class A Directors.
                  (c)      Major  Corporate  Actions.  In addition to those matters which Rhode Island law requires the separate  class
                           -------------------------
         vote of the holders of the Class A Common  Stock,  as of and  following  the REIT Election  Date,  the  Corporation  will not, without  the  consent of the holders of a majority  (or such  greater  amount as may be required by law) of the Class A Common
         Stock, voting as a separate class, take any of the following actions (each, a "Major Corporate Action"):
                           (i)      Mergers,  Consolidations,  Sales of Assets.  Merge or consolidate with, or sell,  assign,  lease or
                                    ------------------------------------------
                  otherwise dispose of (whether in one transaction or in a series of related  transactions) all or substantially all of its assets (whether now owned or hereafter  acquired) to, any corporation,  limited liability  company,  partnership, trust or any other entity of any kind or nature  whatsoever  or natural  person (each a "Person"),  or enter into any agreement to do any of the foregoing,  or permit any subsidiary to do so, except that any wholly owned subsidiary may merge into or consolidate  with or transfer  substantially  all of its assets to the  Corporation or any other wholly owned subsidiary.
                           (ii)     Liquidation.  Liquidate,  dissolve or effect a  recapitalization  or  reorganization in any form of
                                    -----------
                  transaction.
                           (iii)    Amendments to Charter.  Amend or waive any provision of this Charter.
                                    ---------------------
         IV.      Class B Common Stock
                  (a)      Class B Directors.  Effective  fifteen (15) days  following the REIT Election Date, the holders of the Class
                           -----------------
         B Common Stock,  voting as a separate class,  shall be entitled to elect all of the membership of the Board of Directors other than those  elected by the holders of the Class A Common  Stock (the "Class B  Directors").  At any annual or special  meeting of the  Corporation  held for the  purpose of  electing  Directors,  the  presence  in person or by proxy of the  holders of a majority of the then  outstanding  shares of Class B Common  Stock shall  constitute  a quorum for the election of the Class B
         Directors.  The holders of at least a majority of the then  outstanding  shares of Class B Common Stock  (voting as a separate class)  present  in  person  or by  proxy  at any  meeting  relating  to the  election  of  Directors  (calculated  after  the determination of a quorum) shall then be entitled to elect the Class B Directors.
                  (b)      Major  Corporate  Actions.  In addition to those matters which Rhode Island law requires the separate  class
                           -------------------------
         vote of the holders of the Class B Common  Stock,  as of and  following  the REIT Election  Date,  the  Corporation  will not, without  the  consent of the holders of a majority  (or such  greater  amount as may be required by law) of the Class B Common
         Stock, voting as a separate class, take any Major Corporate Action.
                  (c)      Automatic Conversion Upon Failure or Revocation of REIT Election.
                           ----------------------------------------------------------------
                           (i)      Immediately  upon the  close of  business  on March 31,  2005,  if the REIT  Election  Date has not
                  occurred,  all outstanding  shares of Class B Common Stock shall be converted  automatically  into the same number of shares of Class A Common Stock  without any further  action by the holders of such shares of Class B Common Stock and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.
                           (ii)     Surrender of Certificates  Upon Automatic  Conversion.  Upon the occurrence of the conversion event
                                    -----------------------------------------------------
                  specified in the immediately  preceding  subsection (i), the holders of Class B Common Stock shall,  upon notice from the  Corporation,  surrender the  certificates  representing  such shares at the office of the  Corporation or of its transfer agent.  Thereupon,  there shall be issued and delivered to such holder a certificate or certificates for the same number of shares of Class A Common  Stock.  The  Corporation  shall not be obligated to issue such  certificates unless  certificates  evidencing  the shares of Class B Common  Stock being  converted  are either  delivered  to the
                  Corporation or any such transfer  agent,  or the holder notifies the  Corporation  that such  certificates  have been lost,  stolen or destroyed and executes an agreement  satisfactory  to the  Corporation to indemnify the  Corporation from any loss incurred by it in connection therewith.
         V.       Excess Stock
         The voting,  distribution,  redemption and certain other rights,  qualifications and limitations of shares of Excess Stock are set forth in Article  SIXTH,  Section  II(e)  hereof.  Excess  Stock is intended to be treated as a separate  class of Common Stock for purposes of applying Section 562(c) of the Code relating to preferential dividends.
         VI.      Dividends or Distributions
         The  Directors  may from time to time  authorize  the payment to  shareholders  of such  dividends or  distributions  in cash, property or other assets of the  Corporation  or in securities of the  Corporation or from any other source as the members of the Board of Directors of the Corporation in their discretion shall determine.
         VII.     Issuance of Stock
         The  Board of  Directors  may  authorize  the  issuance  from time to time of shares  of Stock of any  class,  whether  now or hereafter  authorized,  or securities or rights  convertible into shares of Stock, for such consideration as the Board of Directors may deem advisable (or without  consideration in the case of a share split or dividend),  subject to such  restrictions or limitations,  if any, as may be set forth in the By-laws.
FIFTH:            Existing provisions,  if any, dealing with the preemptive right of shareholders pursuant toss.7-1.1-24 of the General
                  Laws, 1956, as amended:

         No holder of any Common Stock or any other securities of the Corporation whether now or hereafter  authorized,  shall have any preferential  or  preemptive  rights to  subscribe  for or  purchase  any  unissued or treasury  stock or any other  securities  of the
Corporation, except as otherwise provided by the Board of Directors or as may be provided otherwise by contract

SIXTH:            Existing provisions, if any, for the regulation of the internal affairs of the Corporation are:
         I.       Board of Directors

                  (a)      Number.  The number of  Directors  of the  Corporation  shall be five (5),  which number may be increased or
                           ------
         decreased pursuant to the By-laws;  provided,  however,  that the number of Directors shall never be more than twelve (12) nor
                                             --------   -------
         less than three (3) and at the first annual or special  meeting called for purposes of electing  Directors  following the REIT
         Election  Date,  the number of  Directors  shall be evenly  divisible by three (3);  and further  provided  that the tenure of
                                                                                                  -----------------
         office of a Director  shall not be affected by any decrease in the number of Directors.  Each  Director  shall serve until the next annual  meeting of  shareholders  and until his or her  successor is elected and  qualifies.  Following the REIT Election
         Date,  any vacancy in the Board of Directors  caused by increase in the number of Directors  shall be  classified as a Class A
         Director  vacancy  or a Class B  Director  vacancy.  Each Class A  Director  vacancy  shall be filled in the same  manner as a vacancy of a Class A Director  resulting  from his or her  death,  resignation,  retirement,  disqualification,  removal  from office or any other  cause as set forth in  paragraph  (b) below.  Each Class B Director  vacancy  shall be filled in the same manner  as a vacancy  of a Class B  Director  resulting  from his or her  death,  resignation,  retirement,  disqualification, removal  from  office or any other  cause as set forth in  paragraph  (b) below.  When  classifying  a  vacancy,  the Board of
         Directors shall, to the extent  practicable,  maintain the ratio of Class A Directors to Class B Directors such that one-third
         (?) of the  membership  of the Board of  Directors,  or if the  membership  of the Board of Directors  (including  the vacancy caused by the increase in the number of  Directors)  is not evenly  divisible by three (3), the number of members equal to the whole number  resulting from dividing the total number of authorized  Directors by three (3) and rounding the result up to the nearest whole number shall be Class A Directors and the remaining shall be Class B Directors.
                  (b)      Election.  Beginning with the annual meeting of shareholders  in 2002 and at each succeeding  annual meeting
                           --------
         of  shareholders,  the Director(s)  will be elected to hold office for a term expiring at the next annual meeting by a vote of a  plurality  of all the votes cast on the matter at a meeting of  shareholders  at which a quorum is present.  No  cumulative voting in the  election  of  Directors  is  permitted.  Each  Director  will hold  office  until the next  annual  meeting  of shareholders  and until his successor is duly elected and  qualifies.  Any vacancies on the Board of Directors  resulting from death, resignation,  retirement,  disqualification,  removal from office, an increase in the authorized number of Directors or other  cause  shall be filled by the  affirmative  vote of a  plurality  of all the votes  cast on the  matter at a meeting of shareholders or by a majority of the remaining  Directors then in office (except that a vacancy  resulting from an increase in the number of Directors shall be filled by a majority of the entire Board of Directors);  provided,  however, that on the REIT
                                                                                                   --------   -------
         Election Date, the members of the Board of Directors  shall classify  themselves  into Class A Directors and Class B Directors with one-third (?) of the  membership of the Board of Directors,  or if the membership of the Board of Directors is not evenly divisible by three (3), the number of members equal to the whole numbers  resulting from dividing the total authorized  number of Directors by three (3) and rounding  the result up to the nearest  whole number being Class A Directors  and the  remainder of the  membership  being Class B Directors.  Following  the REIT Election  Date,  (i) any vacancies on the Board of Directors resulting  from  death,  resignation,  retirement,  disqualification,  removal  from  office or any  other  cause of a Class A
         Director  shall be filled by the  affirmative  vote of a plurality of all the votes of holders of Class A Common Stock cast on the matter at a meeting of  shareholders  or by a majority  of the  remaining  Class A  Directors  then in office and (ii) any vacancies on the Board of Directors resulting from death, resignation,  retirement,  disqualification,  removal from office or any other cause of a Class B Director  shall be filled by the  affirmative  vote of a plurality of all the votes of holders of
         Class B Common  Stock cast on the matter at a meeting of  shareholders  or by a majority  of the  remaining  Class B Directors then in office.
                  (c)      Resignation,  Removal  or Death.  Any  Director  may resign  from the Board of  Directors  or any  committee
                           -------------------------------
         thereof at any time by written notice to the Board of Directors,  effective upon execution and delivery to the  Corporation of such notice or upon any future date  specified  in the  notice.  A Director  may be removed  from  office  without  cause at a meeting of the  shareholders  called for that purpose,  by the affirmative  vote of the holders of not less than a majority of the Common Stock then  outstanding  and entitled to vote  generally in the election of Directors,  provided,  however,  that a
                                                                                                            --------   -------
         Class A Director may be removed only by the  affirmative  vote of holders of a majority of the  outstanding  shares of Class A
         Common Stock and a Class B Director may be removed only by the  affirmative  vote of holders of a majority of the  outstanding shares of Class B  Common Stock.
                  (d)      Powers.  Subject to the  express  limitations  herein or in the  By-laws,  the  business  and affairs of the
                           ------
         Corporation  shall be  managed  under the  direction  of the Board of  Directors.  The Board of  Directors  shall have and may exercise  all the  rights,  powers and  privileges  of the  Corporation  except  those that are, by law,  this  Charter or the
         By-laws, conferred upon or reserved to the shareholders.
         II.      Limitations on Transfer and Ownership
                  (a)      Limitations on Transfer.  Stock shall be freely  transferable  by the record owner  thereof,  subject to the
                           -----------------------
         provisions of paragraph (b) below and provided  that any purported  acquisition  or transfer of Common Stock that would result in the Corporation's  Common Stock being  beneficially owned by fewer than one hundred twenty (120) Persons or would otherwise cause the  disqualification  of the  Corporation  as a REIT shall be void ab initio,  except to the extent  necessary  to give effect to paragraph (j) below.  Any purported  transfer of Stock that, if effective,  would result in a violation of paragraph
         (b) below  (unless  excepted  from the  application  of such  paragraph  (b) pursuant to paragraph (f) below) shall be void ab initio as to the transfer of that number of shares of Stock that would  otherwise be  beneficially  owned by a shareholder  in violation of paragraph (b) below,  the intended  transferee of such shares shall acquire no rights therein and the transfer of such shares will not be reflected on the  Corporation's  Stock record books.  For purposes of this Article SIXTH,  Section II, a  "transfer"  of  shares  of Stock  shall  mean  any  sale,  transfer,  gift,  hypothecation,  pledge,  assignment,  or other disposition, whether voluntary or involuntary, by operation of law or otherwise.
                  (b)      Limitations  on  Ownership.  On and after October 30, 2001,  except as provided in paragraph  (f) below,  no
                           --------------------------
         Person shall at any time directly or  indirectly  acquire or hold  beneficial  ownership of that number of shares of any class or series of Common Stock the  aggregate  value of which at any time exceeds 5.0% of the  aggregate  value of all  outstanding
         Common Stock of the Corporation  (the "Share Ownership  Limit").  In determining the beneficial  ownership of any Person,  the constructive  ownership  rules of Section  544 of the Code,  as  modified  by Section  856(h) of the Code,  shall  apply.  For purposes of this  paragraph  (b), (i) the value of any shares of Stock shall be  determined in the manner  established  by the
         Board of Directors,  and (ii) a Person shall be deemed to be the  beneficial  owner of the Stock that such person (A) actually owns,  (B)  constructively  owns after  applying  the rules of Section  544 of the Code as  modified  in the case of a REIT by
         Section 856(h) of the Code, or (C) has the right to acquire upon exercise of  outstanding  rights,  options and warrants,  and upon  conversion of any  securities  convertible  into or  exchangeable  for Stock,  if any. The Share  Ownership  Limit shall terminate  automatically  without any further  action of the  Corporation  if the REIT Election Date has not occurred by March
         31, 2005.
                  (c)      Shareholder  Information.   Each  shareholder  shall,  upon  demand  of  the  Corporation  disclose  to  the
                           ------------------------
         Corporation  in writing such  information  with respect to his or its direct and indirect  beneficial  ownership of the Common
         Stock as the Board of Directors in its  discretion  deems  necessary or appropriate  in order that the  Corporation  may fully comply with all  provisions  of the Code  relating to REITs and all  regulations,  rulings  and cases  promulgated  or decided thereunder (the "REIT  Provisions")  and to comply with the requirements of any taxing  authority or governmental  agency.  In the event that any  shareholder  fails or refuses to comply with a demand of the  Corporation  with respect to his, her or its direct and indirect  beneficial  ownership  of the Common  Stock,  then the Board of Directors  may convert all, or any lesser number,  of such  shareholder's  shares of  Common  Stock as it,  in its sole and  absolute  discretion,  deems  necessary  or appropriate into Excess Stock in accordance with the procedures set forth in paragraph (e) below.
                  (d)      Transferee  Information.  Whenever the Board of Directors  deems it reasonably  necessary to protect the tax
                           -----------------------
         status of the  Corporation  as a REIT under the REIT  Provisions,  the Board of Directors may require a statement or affidavit from each  shareholder  or proposed  transferee  of Common Stock  setting  forth the number of shares of Common Stock  already beneficially  owned by such  proposed  transferee  and any related  person  specified  by the Board of  Directors.  If, in the opinion of the Board of Directors,  any proposed  transfer may jeopardize the  qualification of the Corporation as a REIT, the
         Board of  Directors  shall have the right,  but not the duty,  to refuse to permit the  transfer of such  Common  Stock to the proposed transferee.  All contracts for the sale or other transfer of Common Stock shall be subject to this paragraph (d).
                  (e)      Excess Stock.
                           ------------
                           (i)      Conversion  into Excess  Stock.  Shares of Common  Stock shall be  converted  into Excess  Stock in
                                    ------------------------------
                  accordance  with  subparagraphs  (A) and (B) below.  All shares of Common Stock converted into shares of Excess Stock shall revert to the Corporation, subject to the provisions of subsection (ii) hereof.
                                    (A)     If,  notwithstanding the other provisions  contained in this Article SIXTH,  Section II, at any time  there is a  purported  transfer  of  Common  Stock or a change  in the  capital  structure  of the
                           Corporation  (including any  redemption of Excess Stock pursuant to subsection  (vii) hereof) as a result of which any Person would  beneficially own Common Stock in excess of the Share Ownership Limit,  then,  except as otherwise  provided in Article  SIXTH,  Section II(f) hereof,  shares of the Class A Common Stock of such
                           Person in excess of the Share  Ownership  Limit (rounded up to the nearest whole share) shall  automatically and without  further  action be converted  into an equal number of shares of Excess Stock,  provided that if
                                                                                                                       --------
                           the conversion of all of such Person's  shares of Class A Common Stock into Excess Stock would not result in such Person's  aggregate  Common Stock ownership being below the Share Ownership  Limit,  then, after all of such Person's  shares of Class A Common Stock have been  converted  into Excess  Stock,  that number of such
                           Person's shares of Class B Common Stock  sufficient to bring such Person's  aggregate Common Stock ownership below the Share  Ownership Limit shall  automatically  and without further action be converted into an equal number of shares of Excess  Stock.  Such  conversion  shall be  effective as of the close of business on the business day prior to the date of the purported transfer of Common Stock or the change in capital structure.
                                    (B)     If,  notwithstanding the other provisions  contained in this Article SIXTH,  Section II, at any time  there is a  purported  transfer  of  Common  Stock or a change  in the  capital  structure  of the
                           Corporation  (including any  redemption of Excess Stock pursuant to subsection  (vii) hereof) as a result of which the number of shares of Common Stock held by an Exempt Person (as  hereinafter  defined)  would exceed such Exempt  Person's  Share  Exemption (as  hereinafter  defined),  then,  except as otherwise  provided in
                           Article SIXTH,  Section II(f) hereof,  shares of the Class A Common Stock of such Exempt Person in excess of such Exempt  Person's  Share  Exemption  (rounded up to the nearest whole shares)  shall  automatically  and without  further  action be converted  into an equal number of shares of Excess Stock,  provided that if the
                                                                                                                   --------
                           conversion of all of such Exempt  Person's shares of Class A Common Stock into Excess Stock would not result in such Exempt Person's  aggregate  Common Stock ownership being below such Exempt Person's Share Exemption, then,  after all of such Exempt  Person's shares of Class A Common Stock have been converted into for Excess
                           Stock,  that number of such Exempt Person's shares of Class B Common Stock sufficient to bring such Person's aggregate Common Stock ownership below such Exempt Person's Share Exemption shall  automatically and without further action be converted  into an equal number of shares of Excess Stock.  Any such  conversion  shall be effective  as of the close of business on the business  day prior to the date of the  purported  transfer of
                           Common Stock or the change in capital structure.
                           (ii)     Ownership in Trust.  Upon any  purported  transfer of Common Stock that results in a conversion  of
                                    ------------------
                  Common Stock into Excess Stock pursuant to subsection (i) above,  such shares of Excess Stock shall be deemed to have been  transferred  to the  Corporation  as  trustee of a separate  trust for the  exclusive  benefit of the Person or
                  Persons to whom such Excess Stock can ultimately be transferred  without violating the Share Ownership Limit.  Shares of Excess Stock so held in trust shall be issued and outstanding Stock of the Corporation.  The purported  transferee of Excess  Stock  shall have no rights in such  Excess  Stock,  except the right to  designate  a  transferee  of its interest in the trust created under this  subsection  (ii) upon the terms  specified in subsection (vi) below. If any of the  restrictions  on transfer set forth in this Article SIXTH,  Section II are determined to be void,  invalid or unenforceable  by virtue of any legal  decision,  statute,  rule or regulation,  then the intended  transferee of any
                  Excess Stock may be deemed, at the option of the Corporation,  to have acted as an agent on behalf of the Corporation in acquiring the Excess Stock and to hold the Excess Stock on behalf of the Corporation.
                           (iii)    Dividend  Rights.  Excess  Stock  shall  not  be  entitled  to  any  dividends.   Any  dividend  or
                                    ----------------
                  distribution  paid prior to the discovery by the  Corporation  that shares of Common Stock have been  converted  into
                  Excess Stock shall be repaid to the Corporation  upon demand,  and any dividend or  distribution  declared but unpaid shall be  rescinded  as void ab initio with  respect to such  shares of Excess  Stock.  In the event any  shareholder fails or refuses to repay to the Corporation  upon demand any dividend or  distribution  improperly paid with respect to Common  Stock which had been  converted  into Excess  Stock,  the  Corporation  shall have the right to offset the entire amount of such improper  dividend or  distribution  against any future  dividend,  distribution or liquidation payment to which such shareholder otherwise would have been entitled.
                           (iv)     Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation,  dissolution or
                                    -----------------------
                  winding up of, or any distribution of the assets of, the Corporation,  the trustee holding any shares of Excess Stock shall be entitled to receive,  ratably with each other holder of shares of Common Stock or Excess Stock, that portion of the assets of the  Corporation  available for  distribution to the holders of Common Stock and Excess Stock as the number of shares of Excess  Stock held by such holder  bears to the total number of shares of Common Stock and Excess
                  Stock  then  outstanding.  The  Corporation,  as the  holder of all Excess  Stock in one or more  trusts,  or, if the
                  Corporation  shall have been dissolved,  any trustee  appointed by the Corporation  prior to its  dissolution,  shall distribute to each transferee of an interest in such a trust pursuant to subsection (ii) above, when determined,  any assets  received  in any  liquidation,  dissolution  or  winding  up of, or any  distribution  of the  assets of, the
                  Corporation in respect of the Excess Stock held in such trust and  represented  by the trust interest  transferred to such transferee.
                           (v)      Voting  Rights.  Holders of shares of Excess Stock shall not be entitled to any voting  rights with
                                    --------------
                  respect to such shares.  The shares of Excess Stock will not be considered to be issued or  outstanding  for purposes of any  Stockholder  vote or for  purposes  of  determining  a quorum for such a vote.  Subject to Rhode  Island law, effective as of the date of any transfer of Common Stock (or any change in the capital  structure of the Corporation)
                  that results in a conversion  into Excess Stock pursuant to subsection (i) above,  any vote cast by the transferee of
                  Excess Stock prior to the discovery by the  Corporation  that the shares of Common Stock are held in violation of the
                  Share  Ownership  Limit shall be rescinded as void;  provided,  however,  that if the  Corporation  has already taken
                                                                       --------   -------
                  irreversible  corporate action, then such vote shall not be deemed rescinded.  Notwithstanding the provisions of this
                  Article SIXTH,  Section II, until the Corporation has received  notification  that shares of Common Stock are held in violation of the Share Ownership  Limit,  the  Corporation  shall be entitled to rely on its share transfer and other shareholder  records for purposes of preparing  lists of shareholders  entitled to vote at meetings,  determining the validity and authority of proxies and otherwise conducting votes of shareholders.
                           (vi)     Restrictions on Transfer.  Excess Stock shall not be transferable.  The purported transferee of any
                                    ------------------------
                  shares of Common Stock that are converted into Excess Stock  pursuant to subsection (i) above may freely  designate a transferee  of the interest in the trust that  represents  such shares of Excess  Stock,  if (A) the shares of Excess
                  Stock held in the trust and  represented  by the trust  interest to be  transferred  would not be Excess Stock in the hands of the  designated  transferee  of the trust  interest and (B) the  transferor  of the trust  interest does not receive  a price for the  trust  interest  in  excess  of (x) the  price  such  transferor  paid for the Stock in the purported  transfer of Stock that  resulted in the Excess Stock  represented  by the trust  interest,  or (y) if such transferor did not give value for such Common Stock (e.g., the shares were received  through a gift,  devise or other transaction)  a price equal to the aggregate  Market Price (as defined in  subsection  (vii) below) for all shares of the Common Stock that were  converted  into Excess Stock on the date of the  purported  transfer that resulted in the
                  Excess  Stock.  No interest in a trust may be  transferred  unless the  transferor of such interest has given advance notice to the  Corporation  of the  intended  transferee  and the  Corporation  has  agreed in  writing  to waive its redemption  rights under subsection (vii) below.  Upon the transfer of an interest in a trust in compliance with this subsection  (vi), the  corresponding  shares of Excess Stock that are represented by the transferred  interest in the trust shall be  automatically  converted  into an equal number of Shares of Common Stock of the same class and series from which they were  originally  exchanged  and such shares of Common  Stock shall be  transferred  of record to the transferee  of the interest in the trust.  Upon any exchange of Excess  Stock for Common  Stock,  the interest in the trust representing such Excess Stock shall automatically terminate.
                           (vii)    Corporation's  Redemption  Right.  All shares of Excess  Stock shall be deemed to have been offered
                                    --------------------------------
                  for sale to the Corporation,  or its designee, at a price per share equal to the lesser of (A) the price per share of
                  Stock in the  transaction  that created  such Excess  Stock (or, in the case of devise or gift,  the Market Price per share of such Common  Stock at the time of such devise or gift) or (B) the Market  Price per share of Common Stock of the class of Stock from which such Excess Stock was converted on the date the Corporation,  or its designee,  accepts such  offer.  The  Corporation  shall have the right to accept such offer at any time until the date ninety (90) days after the date on which the  purported  owner or  transferee  gives written  notice to the  Corporation  of any event
                  (including,  without  limitation,  redemptions or repurchases  of Common Stock by the  Corporation)  or any purported transfer  that results in the  exchange of Common  Stock for Excess Stock and the nature and amount of all  ownership interests,  direct or indirect, of record or beneficial of such purported owner or transferee,  or, if no such notice is given, the date the Board of Directors  determines that a purported transfer resulting in the conversion of Common
                  Stock into Excess Stock has been made. For purposes of this Article  SIXTH,  Section II, "Market Price" means for any share of Common  Stock,  the average  daily per share closing sale price of a share of such Common Stock if shares of such Common Stock are listed on a national  securities  exchange or quoted on the National  Association of Securities
                  Dealers  Automated  Quotation  National  Market  System (the "NASDAQ  NMS"),  and if such shares are not so listed or quoted,  the Market  Price shall be the mean  between  the  average per share  closing bid prices and the average per share closing asked prices,  in each case during the 10-day period ending on the business day prior to the redemption date, or if there have been no sales on a national  securities exchange or on the NASDAQ NMS and no published bid and asked  quotations  with respect to shares of such Common Stock during such 10-day  period,  the Market Price shall be the price  determined by the Board of Directors in good faith.  The redemption  payment  (determined  pursuant to the first  sentence of this  subsection  (vii)) shall be paid to the transferee of the trust  interest  representing  the redeemed Excess Stock on the date the Corporation elects to purchase the Excess Stock.
                  (f)      Exceptions to Certain Ownership and Transfer  Limitations.  The Share Ownership Limit set forth in paragraph
                           ---------------------------------------------------------
         (b) above shall not apply to the following shares of Common Stock:
                           (i)      Subject to the  provisions  of  paragraph  (g)  below,  shares of Common  Stock  which the Board of
                  Directors in its sole  discretion may exempt from the Share  Ownership Limit while owned by a Person who has provided the  Corporation  with evidence and  assurances  acceptable to the Board of Directors that the  qualification  of the
                  Corporation as a REIT would not be jeopardized thereby.
                           (ii)     Subject to the  provisions of paragraph (g) below,  shares of Common Stock  acquired and held by an underwriter in a public  offering of Common Stock,  or in any  transaction  involving the issuance of Common Stock by the  Corporation in which the Board of Directors  determines  that the underwriter or other person or party initially acquiring  such Stock will make a timely  distribution  of such Stock to or among other holders such that,  following such distribution, the Corporation will continue to be in compliance with the REIT Provisions.
                           (iii)    Shares of Common  Stock  acquired  pursuant to an all-cash  tender  offer made for all  outstanding shares of Common Stock of the Corporation in conformity with applicable  federal and state  securities laws where not less than  two-thirds (?) of the  outstanding  Common Stock of each class (not  including  Common Stock or securities convertible into Common Stock held by the tender offeror and/or any  "affiliates" or "associates"  thereof within the meaning of the  Securities  Exchange  Act of 1934,  as amended) are duly  tendered and accepted  pursuant to the cash tender offer and where the tender  offeror  commits in such tender  offer,  if the tender offer is so accepted by the holders of such two-thirds (?) of the outstanding  Common Stock of each class, as promptly as practicable  thereafter to give any holders who did not accept such tender  offer a reasonable  opportunity  to put their Common Stock to the tender  offeror at a price not less than the price per Share paid for Common  Stock  tendered  pursuant to the tender offer.
                           (iv)     Shares of Common  Stock held by any Person (an "Exempt  Person") on October 30,  2001,  that are in excess of the Share  Ownership  Limit;  provided,  however,  that if at any time such Exempt  Person  holds shares of
                                                          --------   -------
                  Common Stock less than the Share  Ownership  Limit,  then such Exempt Person shall  thereafter no longer be an Exempt
                  Person.  Each Exempt  Person's "Share  Exemption"  shall be the lesser of (A) the number of shares of Common Stock in excess of the Share  Ownership  Limit held by an Exempt Person on October 30, 2001 and (B) the lowest number (ratably adjusted for stock splits,  reverse stock splits and similar transactions) of shares of Common Stock in excess of the
                  Share Ownership Limit held by such Exempt Person  thereafter.  No Exempt Person may acquire shares of Common Stock in excess of such Exempt Person's Share  Exemption.  Any Person that, as a result of the acquisition of shares of Common
                  Stock from an Exempt Person by gift,  inheritance or in a transaction in which no consideration was exchanged,  holds shares in excess of the Share Ownership Limit shall be deemed to be an Exempt Person,  provided,  however, that if at
                                                                                                         --------   -------
                  any time such Exempt  Person  holds  shares of Common  Stock less than the Share  Ownership  Limit,  then such Exempt
                  Person shall thereafter no longer be an Exempt Person.
                           (v)      Shares of Common  Stock issued by the  Corporation  pursuant to a stock  split,  stock  dividend or similar  transaction  in respect of shares of Common  Stock  excepted  from the Share  Ownership  Limit  pursuant  to subsection (iv) above.
                           (vi)     In determining whether the Share Ownership Limit has been exceeded,  shares of Common Stock held by any pension,  profit-sharing  or stock bonus plans qualified  pursuant to Section 401(a) of the Code shall be treated as held  directly by its  beneficiaries  in  proportion  to their  actuarial  interests in such plan and shall not be treated as held by such trust.
                           (vii)    Any shares held by any Person that in the opinion of counsel to the Corporation  will not be deemed to be an individual  within the meaning of Section 542 of the Code as modified by Section 856(h) of the Code shall be excluded from the Share Ownership Limit.
                  (g)      Authority to Revoke  Exceptions to  Limitations.  The Board of Directors,  in its sole discretion may at any
                           -----------------------------------------------
         time revoke any exception  pursuant to subsections  (i), (ii) or (vii) of paragraph (f) above in the case of any  shareholder, and upon such revocation,  the provisions of paragraph (a) above shall  immediately  become applicable to such shareholder and all Common Stock of which such  shareholder  may be the  beneficial  owner.  A decision to exempt or refuse to exempt from the
         Share  Ownership  Limit the  ownership  of certain  designated  shares of Common  Stock or to revoke an  exemption  previously granted shall be made by the Board of Directors in its sole discretion,  based on any reason  whatsoever,  including,  but not limited to, the preservation of the Corporation's qualification as a REIT.
                  (h)      Controlling  Provisions.  To the extent this Article SIXTH,  Section II. may be inconsistent  with any other
                           -----------------------
         provision of this Charter, this Article SIXTH, Section II shall be controlling.
                  (i)      Authority  of the Board of  Directors.  Subject to  paragraph  (j) below,  nothing  else  contained  in this
                           -------------------------------------
         Article  SIXTH,  Section II or in any other  provision of this Charter  shall limit the authority of the Board of Directors to take such action as it deems  necessary or advisable  to protect the  Corporation  and the  interests of the  shareholders  by preservation  of the  Corporation's  qualification  as a REIT under the REIT  Provisions.  In applying the  provisions of this
         Article  SIXTH,  Section  II, the Board of  Directors  may take into  account  the lack of  certainty  in the REIT  Provisions relating  to the  ownership  of  Common  Stock  that  may  prevent  a  corporation  from  qualifying  as a REIT  and may  make interpretations  concerning the Share Ownership Limit,  beneficial ownership and related matters on as conservative a basis as the Board of Directors deems advisable to minimize or eliminate  uncertainty as to the Corporation's  continued  qualification as a REIT.  Notwithstanding  any other  provision of these  Articles of  Incorporation,  if the Board of Directors  determines that it is no longer in the best  interests  of the  Corporation  and the  shareholders  for the  Corporation  to  continue to qualify as a REIT,  the Board of Directors may revoke or otherwise  terminate  the  Corporation's  REIT  election  pursuant to
         Section 856(g) of the Code.
                  (j)      NASDAQ NMS or Stock  Exchange.  Nothing in this Charter shall  preclude the  settlement  of any  transaction
                           -----------------------------
         entered into through the  facilities of NASDAQ NMS or any national or regional  stock  exchange.  The fact that the settlement of any  transaction  occurs  shall not negate the effect of any other  provision  of this  Article  SIXTH,  Section II and any transferee in such a transaction  shall be subject to all of the provisions and  limitations  set forth in this Article SIXTH,
         Section II.
                  (k)      Enforcement.  The Corporation is authorized  specifically  to seek equitable  relief,  including  injunctive
                           -----------
         relief, to enforce the provisions of this Article SIXTH, Section II.
                  (l)      Non-Waiver.  No delay or failure on the part of the  Corporation or the Board of Directors in exercising any
                           ----------
         right  hereunder  shall operate as a waiver of any right of the  Corporation  or the Board of  Directors,  as the case may be, except to the extent specifically waived in writing.
                  (m)      Legend.  Each  certificate  for shares of Common Stock issued after the date of the filing of these Articles
                           ------
         of Amendment with, and acceptance  thereof by, the Secretary of State of the State of Rhode Island (the  "Amendment  Effective
         Date") shall be endorsed  with a legend  summarizing  the  restrictions  on ownership  and transfer  contained in this Article
         SIXTH,   Section  II  or  stating  that  the  Corporation  will  furnish  a  full  statement  about  certain  restrictions  on transferability to a shareholder on request and without charge.
                  III.     Indemnification
                  (a)      A Director of the  Corporation  shall not be personally  liable to the Corporation or its  shareholders  for monetary  damages for breach of the Director's  duty as a Director,  except for (i) liability for any breach of the Director's duty of loyalty to the  Corporation  or its  shareholders,  (ii)  liability  for acts or omissions  not in good faith or which involve  intentional  misconduct or a knowing  violation of law, (iii) liability imposed pursuant to the provisions of Section
         43 of the RIBCA, or (iv) liability for any transaction  (other than  transactions  approved in accordance with Section 37.1 of the RIBCA) from which the  Director  derived an improper  personal  benefit.  If the RIBCA is amended to  authorize  corporate action  further  eliminating  or limiting  the  personal  liability  of  Directors,  then the  liability  of a Director of the
         Corporation  shall be eliminated or limited to the fullest extent so permitted.  Any repeal or  modification of this provision by the  Corporation  shall not adversely  affect any right or protection of a Director of the  Corporation  existing  prior to such repeal or modification.
                  (b)      The Directors of the Corporation may include  provisions in the By-laws,  or may authorize  agreements to be entered into with each Director,  officer,  employee or other agent of the  Corporation  (an  "Indemnified  Person"),  for the
         purpose of  indemnifying  an  Indemnified  Person in the manner and to the extent  permitted by the RIBCA.  In addition to the authority  conferred upon the Directors of the  Corporation by the foregoing  paragraph,  the Directors of the Corporation may include  provisions in its By-laws,  or may  authorize  agreements to be entered into with each  Indemnified  Person,  for the purpose of indemnifying such person in the manner and to the extent provided herein:
                           (i)      The By-law  provisions  or agreements  authorized  hereby may provide that the  Corporation  shall, subject to the provisions of this Article,  pay, on behalf of an Indemnified Person any Loss or Expenses arising from any claim or claims  which are made  against the  Indemnified  Person  (whether  individually  or jointly  with other
                  Indemnified Persons) by reason of any Covered Act of the Indemnified Person.
                                    (A)     For the purposes of this Article, when used herein:
                                    "Covered  Act" means any act or  omission  of an  Indemnified  Person in the  Indemnified  Person's
                           official  capacity  with the  Corporation  and while  serving as such or while serving at the request of the
                           Corporation  as a  member  of the  governing  body,  officer,  employee  or agent  of  another  corporation, including,  but not  limited to  corporations  which are  subsidiaries  or  affiliates  of the  Corporation, partnership, joint venture, trust, other enterprise or employee benefit plan.
                                    "Directors"  means any or all of the directors of the Corporation or those one or more shareholders or other persons who are exercising any powers normally vested in the board of directors;
                                    "Expenses"  means any  expenses  incurred  in  connection  with the  defense  against any claim for
                           Covered Acts, including,  without being limited to, legal,  accounting or investigative fees and expenses or bonds necessary to pursue an appeal of an adverse judgment; and
                                    "Loss" means any amount,  which an Indemnified Person is legally obligated to pay for any claim for
                           Covered Acts and shall include,  without being limited to, damages,  settlements,  fines, penalties or, with respect to employee benefit plans, excise taxes;
                           (ii)     The By-law  provisions or agreements  authorized hereby may cover Loss or Expenses arising from any claims  made  against  a  retired  Indemnified  Person,  the  estate,  heirs or legal  representative  of a  deceased
                  Indemnified Person or the legal  representative of an incompetent,  insolvent or bankrupt  Indemnified Person,  where the  Indemnified  Person was an  Indemnified  Person at the time the  Covered  Act upon  which such  claims are based occurred.
                           (iii)    Any By-law  provisions or agreements  authorized hereby may provide for the advancement of Expenses to an Indemnified Person prior to the final disposition of any action,  suit or proceeding,  or any appeal therefrom, involving such Indemnified  Person and based on the alleged  commission by such Indemnified  Person of a Covered Act, subject to an  undertaking  by or on behalf of such  Indemnified  Person to repay the same to the  Corporation if the
                  Covered Act involves a claim for which  indemnification  is not permitted under  subsection (iv) below, and the final disposition of such action, suit, proceeding or appeal results in an adjudication adverse to such Indemnified Person.
                           (iv)     The By-law provisions or agreements  authorized hereby may not indemnify an Indemnified Person from and against any Loss,  and the  Corporation  shall not reimburse for any  Expenses,  in connection  with any claim or claims made against an Indemnified  Person which the Corporation has determined to have resulted from: (1) any breach of the  Indemnified  Person's duty of loyalty to the  Corporation or its  shareholders;  (2) acts or omissions not in good faith or which involve intentional  misconduct or knowing violation of law; (3) action  contravening  Section 43 of the RIBCA; or (4) a transaction  (other than a transaction  approved in accordance with Section 37.1 of the RICBA)
                  from which the person seeking indemnification derived an improper personal benefit.
                           (v)      The agreements  authorized hereby may contain such other terms and conditions,  consistent with the provisions of this section, as the Board of Directors determines to be necessary or desirable.
         IV.      Limitation of Liability
         To the fullest  extent  permitted  under the RIBCA as in effect on the date of filing  these  Articles of  Amendment or as the
RICBA is thereafter  amended from time to time, no Director or officer of the  Corporation  shall be liable to the  Corporation  or its shareholders  for money damages.  Neither the amendment or the repeal of this Article,  nor the adoption of any other provision in this
Charter  inconsistent with this Article,  shall eliminate or reduce the protection afforded by this Article to a Director or officer of the  Corporation  with respect to any matter which  occurred,  or any cause of action,  suit or claim which but for this Article  would have accrued or arisen, prior to such amendment, repeal or adoption.

         V.       Action by Written Consent

         Pursuant to Section  7-1.1-30.3(b)(1) of the RICBA, and except for actions pursuant to Section 7-1.1-67,  7-1.1-70 or 7-1.1-72 of the RICBA,  whenever the vote of the  shareholders  at a meeting  thereof is required or permitted to be taken for and in connection with any  corporate  action,  such  action may be taken  without a meeting  by the  written  consent of less than all the  shareholders entitled to vote  thereon if the  shareholders  who so consent  would be  entitled  to cast at least the minimum  number of votes which would be required to take such action at a meeting at which all  shareholders  entitled to vote thereon are present.  Prompt  notice of such action so taken shall be given to all  shareholders  who would have been  entitled  to vote upon the action if such  meeting  were held.

         VI.      Miscellaneous

                  (a)      Severability.  The provisions of this Charter are severable,  and if the Board of Directors  shall determine
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         that any one or more of such provisions are in conflict with the REIT Provisions,  or other applicable  federal or state laws, the conflicting  provisions  shall be deemed never to have  constituted a part of this Charter,  even without any amendment of this Charter pursuant to paragraph (b) below,  provided,  however, that such determination by the Board of Directors shall not
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         affect or impair any of the  remaining  provisions  of this Charter or render  invalid or improper any action taken or omitted prior to such  determination.  No  Director  shall be liable  for  making or  failing  to make  such a  determination.  If any provision of this Charter or any  application  of such  provision  shall be held  invalid or  unenforceable  by any federal or state  court  having  jurisdiction,  such  holding  shall not in any manner  affect or render  invalid or  unenforceable  such provision in any other  jurisdiction,  and the validity of the  remaining  provisions  of this Charter  shall not be affected.
         Other  applications of such provision shall be affected only to the extent necessary to comply with the  determination of such court.
(b)      Amendment.  This Charter may be amended from time to time in accordance with Section 7-1.1-59.1 of the RICBA (or any
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successor provision thereof), provided that no amendment of the provisions of this Charter affecting the rights or privileges of the
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Class A Common Stock or the Class B Common Stock shall be effective except by vote of a majority of the shares (or such greater amount as shall be required by statute) of the affected class.